                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 21, 2001
                                                 -------------


                      PHOENIX WASTE SERVICES COMPANY, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                0-27832               22-3755400
----------------------------------------------------------------
(State or other         (Commission           (IRS Employer
jurisdiction of         File Number)          Identification No.)
incorporation)


  60 Park Place, Suite 509, Newark, New Jersey     07102
-------------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (973) 297-5400
                                                   --------------


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019

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Item 5. Other Events


On May 21, 2001 a Resolution previously passed by the Miami (Florida) City Commission on May 10, 2001 became effective. This Resolution authorized the City Manager and the City Attorney of the City of Miami ("City") to seek a resolution of the lawsuit brought against the City by a subsidiary of Phoenix Waste Services Company, Inc. ("Company") as plaintiff.

In the lawsuit, the plaintiff sought to enforce a contract to provide composting and recycling services for the City. Pursuant to the Resolution, and in settlement of the lawsuit, the Company and the City intend to work together to enable the Company to construct and operate a 1,000 ton per day capacity (approximate) state-of-the-art composting facility to handle a portion of the City's solid waste. The Company has begun preliminary discussions with contractors and vendors regarding this facility.




Item 7. Financial Statements and Exhibits

        (c)    Exhibits

               99.1 Resolution of the Miami City Commission dated May 10, 2001, effective May 21, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 22, 2001


                                    PHOENIX WASTE SERVICES COMPANY, INC.
                                    (Registrant)



                                    By /s/ Richard L. Franks
                                       ----------------------------------
                                       Richard L. Franks, Vice-President,
                                       General Counsel, Secretary